                                                                    EXHIBIT 99.2

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                     OF TITLE 18 OF THE UNITED STATES CODE

     I, Alan M. Schnaid, the Principal Accounting Officer of Westin Realty Corp., the General Partner of Westin Hotels Limited Partnership ("WHLP"), certify that (i) the Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q3") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q3 fairly presents, in all material respects, the financial condition and results of operations of WHLP.

                                        /a/ ALAN M. SCHNAID
                                        -------------------
                                        Alan M. Schnaid
                                        Principal Accounting Officer of
                                        Westin Realty Corp., the General Partner of Westin Hotels Limited Partnership

                                        November 5, 2002